UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2025

THE CONTAINER STORE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36161	26-0565401
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Freeport Parkway

Coppell, TX 75019

(Address of principal executive offices) (Zip Code)

(972) 538-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCSGQ	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 22, 2024, The Container Store Group, Inc. (the “Company”) and certain of its domestic subsidiaries (collectively with the Company, the “Company Parties” or the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) under the provisions of chapter 11 of title 11 of the United States Code.

On January 24, 2025, the Bankruptcy Court entered an order, Docket No. 181 (the “Confirmation Order”), confirming the First Amended Prepackaged Joint Plan of Reorganization of The Container Store Group, Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code Docket No. 165 (the “Plan”). A summary of the material terms of the Plan and related matters is contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 23, 2024. The summary describes only certain material provisions of the Plan, does not purport to be complete and is qualified in its entirety by reference to the Plan. The Plan as confirmed is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On January 28, 2025 (the “Effective Date”), the Plan became effective and the Company emerged from the Chapter 11 Cases after completing a series of transactions through which, among other things, all issued and outstanding shares of the Company’s common stock were canceled and extinguished without consideration.

Pursuant to the Plan, on the Effective Date, among other things, (i) all previously issued and outstanding equity interests in the Company are cancelled, released, and extinguished, and will be of no further force or effect, all for no consideration or distributions, (ii) the Company contributed 1,000 shares of newly issued common stock of the Company, par value $0.01 per share (such shares of common stock, the “New Parent Shares”), as a contribution to the capital of The Container Store, Inc., a Texas corporation (“TCS”), and in exchange for no additional shares of capital stock of TCS, (iii) TCS contributed all of the New Parent Shares to an entity newly formed by TCS., The Container Store Holdings, LLC (“Reorganized Parent”), as a contribution to the capital of the Reorganized Parent, (iv) TCS distributed (a) to the Holders (as defined in the Plan) of Allowed DIP Term Loan Claims (as defined in the Plan) (or, where applicable, their respective designees under the Plan) (1) the Exit Term Loans (as defined in the Plan) and (2) 64% of the equity interests in Reorganized Parent, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed DIP Term Loan Claims and (b) to the Holders of Allowed Prepetition Term Loan Claims (as defined in the Plan) (or, where applicable, their respective designees under the Plan) 36% of the equity interests in Reorganized Parent, in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such Allowed Prepetition Term Loan Claims, in each case of the foregoing, on the terms and subject to the conditions set forth in the Plan.

The Company intends to terminate its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and continue as a private company.

Item 1.01         Entry into a Material Definitive Agreement.

Debtor-in-Possession Credit Agreements

On the Effective Date, (a) the Company’s Senior Secured Super-Priority Priming Debtor-in-Possession Term Loan Credit Agreement (the “DIP Term Facility”) matured and all outstanding loans thereunder (the “DIP Term Loans”) were converted into Exit Term Loans (as defined below), and (b) the Company’s Senior Secured Superpriority Debtor-in-Possession Asset-Based Revolving Credit Agreement (the “DIP ABL Facility”) matured and all outstanding loans thereunder (the “DIP ABL Loans”) were converted into Exit ABL Loans (as defined below).

New Exit Term Loan Credit Agreement

On the Effective Date, the Company Parties entered into an exit term loan credit agreement (the “Exit Term Loan Credit Agreement”) with the lenders under the DIP Term Facility (the “Exit Term Lenders”), providing for approximately $115.1 million aggregate principal amount of exit term loans comprised of (i) an amount of first-out exit term loans under the Exit Term Loan Credit Agreement equal to approximately $42.9 million were deemed issued in exchange, on a dollar-for-dollar basis, for the full amount of first-out DIP Term Loans (including accrued and unpaid interest and fees) (the “First-Out Exit Term Loans”) and (ii) an amount of second-out exit term loans under the Exit Term Loan Credit Agreement equal to approximately $72.2 million were deemed issued in exchange, on a dollar-for-dollar basis, for the full amount of second-out DIP Term Loans (including accrued interest and fees) (the “Second-Out Exit Term Loans” and, together with the First-Out Exit Term Loans, the “Exit Term Loans”).

The Exit Term Loan Credit Agreement bears interest at a percentage per annum equal to SOFR plus (x) with respect to any First-Out Exit Term Loans, 6.50% per annum payable monthly in arrears, with up to 5.50% payable in-kind (subject to certain conditions) and (y) with respect to any Second-Out Exit Term Loans, 5.00% per annum, payable every 6 months, with up to 4.00% payable in-kind (or, with the consent of the majority Exit Term Lenders, fully payable in-kind) and matures on (a) April 30, 2029 with respect to the First-Out Exit Term Loans and (b) July 30, 2029 with respect to the Second-Out Exit Term Loans. The loans and other obligations under the Exit Term Loan Credit Agreement are secured by substantially all assets of the Company Parties (subject to customary exceptions), with a first-priority security interest on equipment, real property, intellectual property, investment property and other fixed assets (and proceeds thereof) (the “Term Priority Assets”) and a second-priority security interest on ABL Priority Assets (as defined below).

The foregoing summary of the Exit Term Loan Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exit Term Loan Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

New Exit Asset-Based Credit Agreement

On the Effective Date, the Company Parties entered into an exit asset-based revolving credit agreement (the “Exit ABL Credit Agreement”) with the lender under the DIP ABL Facility, providing for a $140 million aggregate revolving credit commitment, subject to a borrowing base as set forth in the Exit ABL Credit Agreement. On the Effective Date, an amount of exit revolving loans under the Exit ABL Credit Agreement equal to approximately $84.9 million were deemed issued in exchange, on a dollar-for-dollar basis, for the full amount of DIP ABL Loans (including accrued interest and fees).

The Exit ABL Credit Agreement bears interest at a percentage per annum equal to SOFR plus 4.25% and matures on January 28, 2028.

The Exit ABL Loans are to be secured by substantially all assets of the Company Parties (subject to customary exceptions), with a first-priority lien on inventory, accounts receivable (including credit card receivables) and other working capital assets (and proceeds thereof) (the “ABL Priority Assets”) and a second-priority lien on Term Priority Assets.

The foregoing summary of the Exit ABL Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exit ABL Credit Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02         Termination of a Material Definitive Agreement.

Pursuant to and subject to the terms of the Plan, on the Effective Date, the obligations of the Company and the other Debtors under the following agreements were cancelled:

•	the Credit Agreement, dated as of April 6, 2012 (as amended), among the Company, the guarantors party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and the related loan documents thereunder;

•	DIP Term Facility; and

•	DIP ABL Facility.

The material terms of the DIP Term Facility and DIP ABL Facility were previously described in the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2024, and the material terms of the Credit Agreement were previously described in the Company’s Quarterly Report on Form 10-Q for the period ended September 28, 2024, filed with the SEC on October 30, 2024, and are incorporated herein by reference.

The information set forth in the Introductory Note and Item 1.01 of this Current Report is incorporated herein by reference.

Item 1.03         Bankruptcy or Receivership.

The information set forth in the Introductory Note and Item 1.01 of this Current Report is incorporated herein by reference.

Information regarding the Company’s assets and liabilities of as the most recent practicable date prior to the entry of the Confirmation Order is incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 28, 2024, filed with the SEC on October 30, 2024.

Item 3.02         Unregistered Sales of Equity Securities.

Upon the effectiveness of the Plan on the Effective Date, all previously issued and outstanding equity interests in the Company were cancelled and new equity interests were issued pursuant to the Plan, in accordance with the terms thereof, the Restructuring Transactions Steps Memorandum (as defined in the Plan), the Transaction Support Agreement (as defined in the Plan), and certain other agreements.

The issuance of such new equity interests described above was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 1145 of the Bankruptcy Code (which generally exempts from such registration requirements the issuance of securities under a plan of reorganization).

Item 3.03         Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 3.02 and 5.03 of this Current Report is incorporated herein by reference.

Item 5.01         Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 1.03 of this Current Report is incorporated herein by reference.

Upon the effectiveness of the Plan on the Effective Date, all previously issued and outstanding equity interests in the Company were cancelled. Pursuant to the Plan, the lenders under the DIP Term Facility beneficially own approximately 64% of the New Common Stock (as defined below), subject to dilution on account of a management incentive plans.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors of the Company

Pursuant to the terms of the Plan, the following members of the board of directors of the Company (the “Board”) resigned from their roles as directors of the Company (and any committees of the Board thereof) effective as of the Effective Date (collectively, the “Director Resignations”): (1) Lisa Klinger; (2) J. Kristofer Galashan; (3) Anthony Laday; (4) Nicole Otto; (5) Caryl Stern; (6) Karen Stuckey; (7) Wendy Sturgis; and (8) Charles Tyson.

None of the directors resigned as a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Appointment of Director

On the Effective Date and immediately following the Director Resignations, Jeffrey A. Miller was appointed as a director of the Company. The Company is not aware of any transactions or relationships between Mr. Miller and the Company that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act. Satish Malhotra will continue to serve as a director of the Company. Information regarding the board of directors of the Reorganized Parent is included in the Second Amended Plan Supplement to the First Amended Prepackaged Joint Plan of Reorganization of the Container Store Group, Inc. and its Debtor Affiliates under Chapter 11 Of the Bankruptcy Code, which is attached hereto as Exhibit 2.2.

Termination of Equity Plans

Pursuant to and subject to the terms of the Plan, on the Effective Date, the obligations of the Company and the other Debtors under all equity incentive plans of the Company and all documentation related thereto, including options, restricted stock units, performance stock units, and other awards are being terminated.

The material terms of the Company’s equity plans were previously described in the Company’s Annual Report on Form 10-K for the fiscal year ended March 30, 2024, filed with the SEC on May 28, 2024

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the effectiveness of the Plan on the Effective Date, the Company adopted a Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) and Second Amended and Restated Bylaws (“Bylaws”). Capital Stock. The Company’s authorized capital stock consists of 5,000 shares, par value $0.01 per share “New Common Stock”).

Voting. Each holder of shares of the New Common Stock is entitled to one vote for each share of the New Common Stock on all matters presented to the stockholders of the Company, including the election of directors. Each director will be elected by a plurality vote. All other matters at a meeting of stockholder where a quorum exists will be approved by the affirmative vote of the holders of a majority of the voting power of the shares of stock present in person or represented by proxy at the meeting and entitled to vote with respect to such matter. Stockholders may act by written consent in lieu of a meeting.

Amendment of the Bylaws. The Board is authorized and empowered to adopt, amend or repeal the Bylaws, or to adopt new bylaws. The Bylaws may also be amended or repealed, or new bylaws may also be made by the stockholders.

Board of Directors. The Board of Directors will consist of such number determined from time to time by resolution of the Board. On the Effective Date, the Board consisted of two members. The Bylaws provide that any action required or permitted to be taken by the Board at a duly called meeting may be taken by the unanimous written consent of the Board.

Limitation of Liability and Indemnification of Officers and Directors. The Certificate of Incorporation provides that no director shall be personally liable to the Company or the stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the General Corporation Law of the State of Delaware (“DGCL”). The Certificate of Incorporation provides for indemnification of the Company’s directors and officers to the fullest extent permitted by DGCL.

Exclusive Forum. The Certificate of Incorporation provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery shall not have jurisdiction, another state or federal court located within the state of Delaware) will be, to the fullest extent permitted by law, the exclusive forum for (i) any derivative action or proceeding brought on the Company’s behalf, (ii) any action asserting a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to the DGCL, the Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise holding any interest in shares of capital stock of the Company will be deemed to have notice of and consented to the foregoing forum selection provisions.

The foregoing summary of the Certificate of Incorporation and the Bylaws does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Certificate of Incorporation and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

The Amended and Restated Limited Liability Company Agreement of the Reorganized Parent is included in the Plan Supplement to the First Amended Prepackaged Joint Plan of Reorganization of the Container Store Group, Inc. and its Debtor Affiliates under Chapter 11 Of the Bankruptcy Code, which is attached hereto as Exhibit 2.2.

Item 7.01         Regulation FD Disclosure.

In connection with its emergence from the Chapter 11 Cases, the Company issued a press release on the Effective Date, a copy of which is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1, shall be deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 9.01.        Financial Statements and Exhibits.

(d)              Exhibits

Exhibit Number	Description
2.1	First Amended Prepackaged Joint Plan of Reorganization of The Container Store Group, Inc. and its Debtor Affiliates Under Chapter 11 of the Bankruptcy Code
2.2	Plan Supplements to the First Amended Prepackaged Joint Plan of Reorganization of the Container Store Group, Inc. and its Debtor Affiliates under Chapter 11 Of the Bankruptcy Code
3.1	Second Amended and Restated Certificate of Incorporation of the Company
3.2	Second Amended and Restated Bylaws of the Company
10.1	Term Loan Credit Agreement, dated as of January 28, 2025, among The Container Store, Inc., as the borrower, The Container Store Group, Inc., as holdings, the other guarantors from time to time party thereto, the lenders from time to time party thereto, Acquiom Agency Services LLC (“Acquiom”), as co-administrative agent, and Seaport Loan Products LLC, as co-administrative agent, and Acquiom as collateral agent
10.2	Asset-Based Revolving Credit Agreement, dated as of January 28, 2025, among The Container Store, Inc., as the borrower, The Container Store Group, Inc., as holdings, the other guarantors from time to time party thereto, the lenders from time to time party thereto, and Eclipse Business Capital LLC, as administrative agent and collateral agent
99.1	Press Release, dated January 28, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the termination of reporting obligations and the Company’s operations as a private company. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission, (the “SEC”) on May 28, 2024, as updated by our Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2024, filed with the SEC on October 30, 2024 and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONTAINER STORE GROUP, INC.

Date: January 29, 2025	By:	/s/ Jeffrey A. Miller
Jeffrey A. Miller
Chief Financial Officer